UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2000


                          TAPISTRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


Georgia                          0-20309                    58-1684918
(State or other                (Commission               (I.R.S. Employer
jurisdiction                   File Number)             Identification No.)
of incorporation)


         6203 Alabama Highway; Ringgold, Georgia             30736-1067
         (Address of principal executive offices)            (Zip Code)


                                 (706) 965-9300
              (Registrant's telephone number, including area code)






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Item 4.  Change in Registrant's Certifying Accountant

As of May 23, 2000, Barfield, Murphy, Shank & Smith, PC, Certified Public Accountants (the "Accountants"), were engaged by Tapistron International, Inc. (the "Company") to serve as the Company's certifying accountants.

For the past two fiscal years and subsequently through May 23, the Company did not consult with the Accountants regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or was a reportable event.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         99 Engagement letter from Barfield, Murphy, Shank & Smith, PC dated May 23, 2000.








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

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Tapistron International, Inc.
                                   (Registrant)




May 25, 2000                       By  /s/ Rodney C. Hardeman, Jr.
                                       ---------------------------
                                       Rodney C. Hardeman, Jr.
                                       President and Chief Executive Officer








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